UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2003

MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	01-19826 (Commission File Number)	52-1604305 (IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia 30701 (Address including zip code of principal executive offices) (706) 629-7721 (Registrant's telephone number, including area code)

Item 5 . Other Events.

On July 21, 2003, Mohawk Industries, Inc. issued a press release announcing a proposal to acquire Lees Carpets. A copy of such press release is included as an exhibit to this report and is incorporated herein by reference under Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

C.    Exhibits

99.1 Press release dated July 21, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Mohawk Industries, Inc.

Date: July 21, 2003 By: /s/ FRANK H BOYKIN
Frank H. Boykin
VP & Corporate Controller

INDEX TO EXHIBITS

Exhibit

99.1.    Press release dated July 21, 2003